UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

May 12, 2008

LIBERTY ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

899 South Artistic Circle Springville UT	84663
(Address of Principal Executive Offices)	(Zip Code)

(801) 489-4802

Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct.  Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report.  While it is not possible to identify all factors, management continues to face many risks and uncertainties including, but not limited to, the ability of the Company or a target entity to meet the requirements to close any potential acquisition, the results of operations and profitability of the Company following the acquisition of a new business venture, the acceptance in the market of the products or services offered by the Company following an acquisition.  Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results could differ materially from those expected.  The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

The Merger

Liberty Alliance, Inc., a Delaware corporation (the “Company”), SinoHub Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), SinoHub, Inc., a Delaware corporation (“SinoHub”), and Steven L. White, the principal stockholder of the Company (the “Principal Stockholder”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on May 12, 2008, pursuant to which Merger Sub agreed to merge with and into SinoHub, with SinoHub being the surviving corporation. The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the merger transaction (the “Merger”) and the other transactions contemplated by the Merger Agreement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1.

In connection with the Merger each issued and outstanding share of SinoHub common stock (including shares of common stock to be issued upon conversion of outstanding SinoHub preferred stock) (“SinoHub Common Stock”) will be converted into the right to receive 3.718425 shares of the Company’s Common Stock (“Exchange Ratio”).

At the Effective Time, each outstanding and unexercised option to purchase shares of SinoHub Common Stock, whether vested or unvested, shall be assumed by the Company and shall be converted into an option to acquire, on the same terms and conditions as were applicable to the original SinoHub option, that number of shares of the Company’s Common Stock determined by multiplying the number of shares of SinoHub Common Stock subject to such option by the Exchange Ratio, rounded down to the nearest whole share of SinoHub Common Stock, at a price per share (rounded up the nearest one-hundredth of a cent) equal to the per share exercise price specified in such option divided by the Exchange Ratio.

The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, stock dividend, reorganization, recapitalization, reclassification, combination or other like change with respect to the capital stock of the Company or SinoHub (or any options or warrants with respect to the foregoing) occurring on or after the date of the Merger Agreement and prior to the effective time of the Merger (“Effective Time”).

As of the date of this Report, the Company has 22,413,675 shares of Common Stock issued and outstanding, of which 20,000,000 shares are held by the Principal Stockholder.  Pursuant to the Merger Agreement, prior to the Effective Time the Principal Stockholder will contribute back to the Company for no consideration 18,213,675 shares of the Company’s common stock held by him thereby reducing the outstanding shares of the Company’s common stock to 4,200,000.  The Merger Agreement provides that the holders of 2,786,325 outstanding shares of the Company’s common stock will be required to enter into lockup agreements with respect to the shares of the Company they hold, but will be granted piggy-back registration rights for these shares.  In addition, SinoHub has agreed to cause the Company to file a registration statement which will include these shares in the event the Company fails to complete a private equity funding of at least $10,000,000 within six months following the closing of the Merger.  Holders of shares of SinoHub preferred stock have elected to convert all of their shares of SinoHub preferred stock into shares of SinoHub common stock immediately prior to the Effective Time of the Merger.

As of the date of this Report, SinoHub has the following securities issued and outstanding:

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10,282,288 shares of Common Stock;

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3,000,000 shares of Series A Preferred Stock (convertible into 3,000,000 shares of Common Stock);

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2,333,334 shares of Series B Preferred Stock (convertible into 2,333,334 shares of Common Stock);

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1,600,000 shares of Series C Preferred Stock (convertible into 1,600,000 shares of Common Stock); and

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Options exercisable for 460,700 shares of SinoHub Common Stock.

Assuming no stockholder of SinoHub elects dissenters' rights and that the capitalization of either company does not change prior to the closing of the Merger, the stockholders of SinoHub in the aggregate will be issued, at the Closing of the Merger, 64,015,000 shares of the Company’s Common Stock in exchange for all the outstanding shares of SinoHub capital stock and the Company will assume options exercisable for an additional 1,713,078 shares of its Common Stock. At the closing, the Company will also issue 1,785,000 to certain consultants for services rendered in connection with the Merger.  Immediately following the Merger, the Company will have 70,000,000 shares of common stock outstanding and options exercisable for an additional 1,713,078 shares of the Company’s Common Stock, and the original stockholders of the Company will own approximately 6% of the issued and outstanding shares of the Company’s Common Stock on a fully diluted basis.

The issuance of the shares of Common Stock to the SinoHub stockholders in the Merger (and, upon exercise, the shares of the Company’s Common Stock underlying the assumed options) will be made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation D and Regulation S promulgated thereunder. As such, the shares of the Company’s common stock and the shares of the Company’s common stock underlying the assumed options may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission (“Commission”) or with any state securities commission in respect of the Merger.

Following the Effective Date of the Merger, the current sole officer and director will resign and persons designated by SinoHub will be appointed to assume management control of the Company.

The Company and SinoHub have each agreed to continue to operate their business in the ordinary course prior to the Merger. Under the Merger Agreement, each of the Company and SinoHub has agreed to do certain things, some of which are conditions to the Merger transaction. Each party is obligated to (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, and (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger. Consummation of the Merger is also contingent upon (i) the approval of SinoHub’s stockholders, and (ii) continued quotation of the Company’s common stock on the Over-the-Counter Bulletin Board.

The Merger Agreement may be terminated as follows: (i) by mutual consent, (ii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iii) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their own expenses.

The respective Boards of Directors of the Company and SinoHub have approved the Merger Agreement and the transactions contemplated thereunder. The Merger Agreement and the transactions contemplated thereunder require the approval of SinoHub’s stockholders before the Merger can be consummated. The parties expect the closing of the transactions under the Merger Agreement to occur on or about by May 14, 2008. However, there can be no assurances that the Merger will be completed by that time, or ever.

At present, the persons who have agreed to become Company directors effective upon the Merger have expressed an intention to amend the Company’s Certificate of Incorporation after the Merger, subject to stockholder approval:

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To approve a reverse stock split of the Company’s outstanding common stock of approximately one-for-3.5 shares; and

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To change the name of the Company to SinoHub, Inc.

Business of the Company

The Company is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Business of SinoHub

SinoHub, collectively with its subsidiaries, is a leading electronic components supply chain management service provider in China. Its professional Supply Chain Management platform is the integration of SinoHub Supply Chain Management (SCM) system (a proprietary SCM online software system), logistics service centers in key distribution/manufacturing cities, and a one hundred person strong service staff team. This platform is being offered to clients to solve information, money and material flow bottlenecks that constrain their development, profitability and growth.

Item 9.01  Financial Statements and Exhibits.

 (c) Exhibits.

2.1   Agreement and Plan of Merger by and among Liberty Alliance, Inc., a Delaware corporation, SinoHub Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, SinoHub, Inc., a Delaware corporation and Steven L. White, the principal stockholder of the Company, dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Alliance, Inc.

Date:  May 14, 2008

/s/ Steven L. White

Steven L. White, President

EXHIBIT INDEX

Exhibit

Number

Description of Exhibit

2.1

Agreement and Plan of Merger by and between Liberty Alliance, Inc., a Delaware corporation, SinoHub Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, SinoHub, Inc., a Delaware corporation and Steven L. White, the principal stockholder of Liberty Alliance, Inc., dated May 12, 2008.

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